Exhibit A
JOINT FILING AGREEMENT AND POWER OF ATTORNEY
In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the Class A Common Shares of Claxson Interactive Group Inc. and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing.
The undersigned further agrees that each party hereto is responsible for timely filing of such statement on Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein, provided that no party is responsible for the completeness and accuracy of the information concerning the other party, unless such party knows or has reason to believe that such information is inaccurate.
This Joint Filing Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Roberto A. Vivo-Chaneton and Amaya Ariztoy, individually as his or her attorney-in-fact, to sign any amendments to this Schedule 13D and to file any of the same with exhibits thereto and other documents in connection therewith, and with the Securities and Exchange Commission, hereby ratifying and confirming that said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof
In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement and Power of Attorney this 23rd day of April, 2007.

/s/ Roberto A Vivo-Chaneton

Roberto A. Vivo-Chaneton

1947 Carlyle Investments LLC

By:	/s/ Steven I. Bandel
Name:	Steven I. Bandel
Title:	President

1945 Carlton Investments LLC

By:	/s/ Steven I. Bandel
Name:	Steven I. Bandel
Title:	President

/s/ Gustavo A. Cisneros

Gustavo A. Cisneros

/s/ Ricardo J. Cisneros

Ricardo J. Cisneros

/s/ Eric C. Neuman

Eric C. Neuman

Hicks, Muse, Tate & Furst Latin America Fund, L.P.

By:	Hicks Muse GP Partners L.A., L.P., its general partner

	By:	Hicks, Muse Latin America Fund I Incorporated, its general partner

		By:	/s/ David W. Knickel
		Name:	David W. Knickel
		Title:	Vice President

Hicks, Muse, Latin America & Co., L.P.

By:	Hicks Muse GP Partners L.A., L.P., its general partner

	By:	Hicks, Muse Latin America Fund I Incorporated, its general partner

		By:	/s/ David W. Knickel
		Name:	David W. Knickel
		Title:	Vice President

Hicks, Muse & Co. Partners, L.P.

	By:	HM Partners, Inc., its general partner

		By:	/s/ David W. Knickel
		Name:	David W. Knickel
		Title:	Vice President

Hicks Muse GP Partners L.A., L.P.

	By:	Hicks, Muse Latin America Fund I Incorporated, its general partner

		By:	/s/ David W. Knickel
		Name:	David W. Knickel
		Title:	Vice President

HMTF Holdings

		By:	/s/ David W. Knickel
		Name:	David W. Knickel
		Title:	Vice President

HMTF Fund V Tech Holdings LLC

		By:	/s/ David W. Knickel
		Name:	David W. Knickel
		Title:	Vice President

Hicks, Muse, Tate & First Equity Fund V, L.P.

	By:	HM5/GP LLC, its general partner

		By:	/s/ David W. Knickel
		Name:	David W. Knickel
		Title:	Vice President

HM5/GP LLC

		By:	/s/ David W. Knickel
		Name:	David W. Knickel
		Title:	Vice President

HM Partners Inc.

		By:	/s/ David W. Knickel
		Name:	David W. Knickel
		Title:	Vice President

Hicks, Muse Latin America Fund I Incorporated

By:	/s/ David W. Knickel

Name:	David W. Knickel
Title:	Vice President

Hicks, Muse, Tate & Furst Latin America Private Fund, L.P.

By:	Hicks, Muse Latin America & Co., L.P., its general partner

	By:	Hicks Muse GP Partners L.A., L.P., its general partner

		By:	Hicks, Muse Latin America Fund I Incorporated, its general partner

		By:	/s/ David W. Knickel

Name: David W. Knickel
Title: Vice President

HMLA 1-SBS Coinvestors, L.P.

	By:	Hicks Muse GP Partners L.A., L.P., its general partner

		By:	Hicks, Muse Latin America Fund I Incorporated, its general partner

		By:	/s/ David W. Knickel

Name: David W. Knickel
Title: Vice President

Davivo International Ltd.

		By:	/s/ David W. Knickel

Name: David W. Knickel
Title: Vice President

SLI.com Inc.

By:	/s/ Luis H. Moreno III

Name: Luis H. Moreno III
Title: President

Gallia Enterprises Ltd.

By:	/s/ Luis H. Moreno III

Name: Luis H. Moreno III
Title: President

Luis H. Moreno III

Interamerican Technology, S.A.

By:	/s/ Luis H. Moreno III

Name: Luis H. Moreno III
Title: President

Bulls & Bears Enterprises Inc.

By:	/s/ Luis H. Moreno III

Name: Luis H. Moreno III
Title: President

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